AGREEMENT AND PLAN OF MERGER

         AGREEMENT AND PLAN OF MERGER, dated as of December 31, 1999 (herein sometimes referred to as the "Agreement"), by and among DEERFIELD VIDEO
PRODUCTIONS, INC., a New York corporation ("Deerfield"), DANIEL SLADKUS, residing at 380 Longhill Road, Briarcliff Manor, New York 10501 ("Sladkus") and WILLIAM G. DOSCHER, residing at PO Box 2187, Oak Bluff, Massachusetts 02557 ("Doscher"), on the one hand, and VIRTUAL EDUCATION CORPORATION, a Delaware corporation ("CVE Parent") and DEERFIELD ACQUISITION CORP., a New York corporation ("Newco"), on the other hand.

                              W I T N E S S E T H:

         WHEREAS, the respective Boards of Directors of each of Newco, CVE Parent and Deerfield deem it desirable and in the best interests of their respective corporations and stockholders that Newco merge with and into Deerfield (the "Merger") in accordance with this Agreement and the applicable laws of the State of New York; and

         WHEREAS, Newco is a wholly owned subsidiary of CVE Parent.

         NOW, THEREFORE, the parties hereby agree as follows:

1.       MERGER OF NEWCO WITH AND INTO CVE PARENT.

         1.1.     MERGER AND SURVIVING CORPORATION.

                  1.1.1. Pursuant to the applicable law of the State of New York, Newco shall merge with and into Deerfield and Deerfield shall be the surviving corporation after the Merger (the "Surviving Corporation") and shall continue to exist under the provisions of the Business Corporation Law of the State of New York ("BCL"). The name of the Surviving Corporation shall be Deerfield

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Video  Productions,  Inc. The  separate  existence of Newco shall cease upon the
Effective Date (as defined below).

                  1.1.2. The Articles of Incorporation of Deerfield shall from and after the Effective Date, be the Articles of Incorporation of the Surviving Corporation, until amended in accordance with the BCL. 1.1.3. The By-Laws of Deerfield shall, from and after the Effective Date, be the By-Laws of the Surviving Corporation, until altered or amended in accordance with the BCL.

                  1.1.3. The By-Laws of Deerfield shall, from and after the Effective Date, be the By-Laws of the Surviving Corporation, until altered or amended in accordance with the BCL.

         1.2. EFFECTIVENESS OF THE MERGER. In the event that all of the conditions precedent to the obligations of each of the parties hereto as hereinafter set forth shall either have been satisfied or waived, (a) Certificate of Merger under the applicable provisions of New York law (the "Merger Certificate"), shall be delivered for filing on the Closing Date (as defined below) to the Secretary of State of New York and shall become effective upon the acceptance of the filing of such Merger Certificate by said Secretary of State, which date shall be the "Effective Date" for purposes of this Agreement and which date shall be as soon as practicable after the Closing. 1.3. CONVERSION OF NEWCO STOCK AND DEERFIELD STOCK. The manner and basis of converting the shares of capital stock of Newco and Deerfield shall be as follows:

         1.3. CONVERSION OF NEWCO STOCK AND DEERFIELD STOCK. The manner and basis of converting the shares of capital stock of Newco and Deerfield shall be as follows:

                  1.3.1. Each of the 100 issued and outstanding shares of common stock of Newco (the "Newco Stock"), issued and outstanding at the Effective Date and all rights with respect thereto shall, by reason of and simultaneous with the Merger and without any action on the part of Newco, be converted into and shall become one share of the Surviving Corporation's no par value common stock.

1.3.2.

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                           1.3.2.1. Each of the 100  shares of  common  stock of
Deerfield (the "Deerfield Stock") issued and outstanding at the Effective Date and all rights with respect thereto shall, by reason of and simultaneous with the Merger and without any action on the part of the holders thereof, be cancelled and converted into (a) a right to receive 58.1 shares of common stock, $.01 par value per share, of CVE Parent ("CVE Parent Stock"), and (b) a right to receive such additional shares, if earned, of CVE Parent Stock as set forth in
Section 1.6 (the "Contingent Shares").

                           1.3.2.2. Immediately  following the  Effective  Date,
each holder of certificates evidencing outstanding shares of Deerfield Stock, upon the surrender of such certificates to CVE Parent, properly endorsed, shall be entitled to receive a certificate registered in the name of such holder for that number of shares of CVE Parent Stock as shall be equal to 58.1 multiplied by the number of shares of Deerfield Stock evidenced by such certificates rounded to the nearest whole number.

                           1.3.2.3. All  rights   with   respect  to  shares  of
Deerfield Stock shall cease and terminate at the Effective Date, notwithstanding that any certificates evidencing said shares of Deerfield Stock shall not have been surrendered to CVE Parent, and the holders of said shares shall have no interest in or claims against the Surviving Corporation, except for the right to receive shares of CVE Parent Stock (including, if earned, Contingent Shares) in accordance with the terms hereof.

                  1.3.3. Immediately following the Effective Date, any and all options or other rights to acquire any shares of the capital stock or other equity securities of Deerfield shall be cancelled and shall thereafter be void and of no further force and effect.

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         1.4.     EFFECT OF MERGER.

                  1.4.1.   Except as otherwise  specifically  set forth  herein,
the identity, existence, purposes, powers, franchises, rights and immunities of Deerfield shall continue unaffected and unimpaired by the Merger, and the corporate identity, existence, purposes, powers, franchises and immunities of Newco shall be merged into Deerfield, and Deerfield, as the Surviving
Corporation, shall be fully vested therewith. The separate existence and corporate organization of Newco (except insofar as may be continued by applicable law) shall cease as of the Effective Date.

                  1.4.2.   At the Effective Date:

                           1.4.2.1. The  rights,   privileges,   good  will  and
franchises and all property, real, personal and mixed and all debts, liabilities, obligations and penalties due on whatever account and all other things in action belonging or accruing to Newco shall be bargained, conveyed, granted, confirmed, transferred, assigned and set over to and vested in the Surviving Corporation, by operation of law and without further act or deed, and all property and rights and liabilities, and all and every other interest of Newco shall be as effectively the property, rights and interests and liabilities of the Surviving Corporation, as they were of Newco; and

                           1.4.2.2. No action or  proceeding,  whether  civil or
criminal, pending at the Effective Date by or against either Deerfield or Newco, or any stockholder, officer or director thereof, shall abate or be discontinued by the Merger, but may be enforced, prosecuted, settled or compromised as if the Merger had not occurred, or the Surviving Corporation may be substituted in such action or proceeding in place of Deerfield, or Newco, as the case may be; and

                           1.4.2.3. All rights of employees  and  creditors  and
all liens upon the property of Deerfield and Newco shall be preserved unimpaired, limited in lien to the property affected by such liens at the Effective Date, and all of the debts, liabilities, obligations and duties of Deerfield and Newco shall attach to the Surviving Corporation, and shall be enforceable against

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the Surviving Corporation to the same extent as if all such debts,  liabilities, obligations and duties had been incurred or contracted by the Surviving Corporation.

         1.5. DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION. The Board of Directors of the Surviving Corporation shall consist of those persons set forth on Exhibit A-1 hereto, which Directors shall hold office from and after the Effective Date, in accordance with the By-Laws of the Surviving Corporation until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified. The officers of the Surviving Corporation shall be those persons set forth on Exhibit A-2 hereto; provided, however, that the listing of such persons on said Exhibit A-2 shall not be deemed to constitute an employment agreement with the Surviving Corporation or any other entity or any assurance as to future employment. Such persons shall continue to hold their respective offices until such time as their successors shall have been duly appointed and qualified.

         1.6.     CONTINGENT CVE PARENT SHARES.

                  1.6.1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following meanings:

                           1.6.1.1. "Deerfield  Group" shall  initially mean the
following individuals, who are employees of Deerfield on the date hereof and who will remain employees of Deerfield after the Effective Date or become employees of CVE Parent or an affiliate of CVE Parent on the Effective Date: (a) Daniel Sladkus ("Sladkus"), president of Deerfield, whose primary duties will be sales of New Media Engagements (defined in Section 1.6.4.) and Video Production Engagements (Defined in Section 1.6.1.5), (b) John Briccetti ("Briccetti"), who will be a sales person of New Media Engagements and Video Production Engagements, (c) Giavani D'Arco ("D'Arco"), whose primary duty will be video production, and (d) John Moorehead

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("Moorehead"),  whose primary duty will be video  production.  From time to time during the Earn-Out Period (defined in Section 1.6.1.3) Sladkus, Briccetti, D'Arco and/or Moorehead may be replaced as a member of the Deerfield Group, so long as the person replacing one of the above persons performs substantially the same duties as the person he is replacing. The Deerfield Group shall at no time consist of more than four persons, comprised of (i) two persons whose primary duties are sales of New Media Engagements and Video Production Engagements and
(ii) two persons whose primary duty is video production. The Deerfield Group shall not be a separate division or formal group within CVE Parent or any of its affiliates. It shall exist solely for purposes of the calculations required by this Section 1.6;

                           1.6.1.2. "Deerfield  Group Net Sales  Revenue"  shall
mean sales revenue collected by CVE Parent or its affiliates during the Earn-Out Period and for the 12 months after the expiration of the Earn-Out Period for New Media Engagements and Video Production Engagements which engagements (i) were originated by members of the Deerfield Group during the Earn-Out Period and (ii) were memorialized by a contract entered into by CVE Parent or its affiliates, during the Earn-Out Period, less such usual and customary discounts, returns and allowances as are granted by CVE Parent or its affiliates, as the case may be.

                           1.6.1.3. "Earn-Out Period" shall mean the twenty-four
(24) month period beginning on the Effective Date and expiring on the day immediately prior to the twenty-four (24) month anniversary of the Effective Date;

                           1.6.1.4. "New Media  Engagement" shall mean a project
for which CVE Parent or any of its affiliates is engaged during the Earn-Out Period to create for a customer of CVE Parent a production on new media (e.g., CD ROM or Internet);

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                           1.6.1.5. "Video  Production  Engagement" shall mean a
project for which CVE Parent or any of its affiliates is engaged during the Earn-Out Period to create a video production for a customer of CVE Parent.

                  1.6.2.   ISSUANCE OF CONTINGENT SHARES.

                           1.6.2.1. If the  Deerfield  Group Net  Sales  Revenue
exceeds $2,200,000, CVE Parent will issue and deliver up to an aggregate of 52,290 additional shares of CVE Parent Stock ("Contingent Shares") to Sladkus and Doscher, of which Sladkus shall be entitled to 80% of such shares and of which Doscher shall be entitled to 20% of such shares. The aggregate number of Contingent Shares shall be calculated by multiplying 52,290 by a fraction, (x) the numerator of which shall be the difference between the Deerfield Group Net Sales Revenue (but not more than $3,000,000) and $2,200,000, and (y) the denominator of which shall be 800,000.

                           1.6.2.2. There shall be no  Contingent  Shares issued
if the Deerfield Group Net Sales Revenue is less than $2,200,000.

                           1.6.2.3. In  no  event   shall   more   than   52,290
Contingent Shares be issued.

                           1.6.2.4. Anything     herein    to    the    contrary
notwithstanding, CVE Parent shall not be required to issue fractional shares in connection with the calculation of Contingent Shares to be issued. If the calculation called for by this Section 1.6 would otherwise result in the issuance of a fractional share of CVE Parent Stock, CVE Parent shall instead pay to each of Sladkus and Doscher an amount of cash equal to the product of (x) the fraction of the share that would otherwise be required and (y) the fair market value of one share of CVE Parent Stock on the date on which CVE Parent is required to issue the Contingent Shares that would have generated the need for a fractional share.

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                           1.6.2.5. EXAMPLE:  Assume  Deerfield  Group Net Sales
Revenue is $2,850,000. The number of Contingent Shares to be issued would be calculated as follows:

                  $2,850,000 - $2,200,000 = $650,000  x  52,290
                                            --------
                                            $800,000

                  .8125 x  52,290 = 42,485

                  CVE Parent would be required to issue 42,485 Contingent Shares and make a cash payment representing the fractional share in accordance with Section 1.6.2.4.

                           1.6.2.6. DETERMINATION  OF  ADJUSTMENTS.   13  months
after the expiration of the Earn-Out Period, CVE Parent shall provide to Doscher and Sladkus a report (the "Report") setting forth the amount of Deerfield Group Net Sales Revenue that has been collected by CVE Parent .

                           1.6.2.7. If Sladkus and Doscher object to the Report,
they may give notice of their objections to CVE Parent within fifteen (15) business days after their receipt of the Report. If no such assertion is made within such fifteen (15) day period, or if Sladkus, Doscher and CVE Parent agree upon all matters in dispute, the Report, as adjusted to reflect any such agreements, shall be final and binding on all parties hereto for the purpose of determining the number of Contingent Shares, if any, to be issued pursuant to this Section 1.6.

                           1.6.2.8. If the  parties  are unable to  resolve  all
items in dispute within 30 days after the delivery of the Report, those items shall be submitted for resolution to a firm of independent certified public accountants jointly selected by Sladkus, Doscher and CVE Parent. The determination of such accounting firm shall be final and binding upon all parties hereto. The parties will use their best efforts to resolve these matters as rapidly as practical. The fees of any firm employed pursuant to the provisions of this paragraph shall be borne one-half by Sladkus and Doscher and one-half by CVE Parent.

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                           1.6.2.9. Once the Report is deemed final, within five
(5) business days after such agreement, CVE Parent shall issue the Contingent Shares and make any required cash payments in lieu of fractional shares.

                           1.6.2.10.The right to receive the  Contingent  Shares
may not be sold, pledged or transferred except in compliance with applicable securities laws and is subject to CVE Parent receiving an opinion of counsel acceptable to CVE Parent's counsel to that effect.

2.       CLOSING.

         2.1. CLOSING. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Andrew N. Karlen, Esq., The Inns of Court, 99 Court Street, White Plains, New York 10601 at 10:00 A.M. on the third business day after the day on which the transactions contemplated by this Agreement shall have been approved and ratified by all necessary and appropriate corporate proceedings or at such other place, date or time as shall be mutually agreed upon by the parties (such date or such other agreed upon time and date is called the "Closing Date").

3.       REPRESENTATIONS AND WARRANTIES OF DEERFIELD AND SLADKUS

         3.1. Deerfield and Sladkus hereby represent and warrant to and agree with Newco and CVE Parent as follows:

                  3.1.1. ORGANIZATION, STANDING, QUALIFICATION. Deerfield is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, with full power to conduct its business as it is now conducted and to own or lease and operate the assets and properties now owned or leased and operated by it, and with full corporate power to execute and deliver this Agreement and consummate the Merger. Deerfield is not required by the conduct of

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its  business or the  ownership  of its  property to qualify to do business as a foreign corporation in any other jurisdiction.

                  3.1.2. CAPITALIZATION OF DEERFIELD. The total authorized capital stock of Deerfield consists of two hundred (200) shares of voting common stock, without par value ("Deerfield Stock"), of which one hundred (100) shares are issued and outstanding. All such issued and outstanding shares have been duly authorized and validly issued and are fully paid and non-assessable. Sladkus is the beneficial owner and holder of record of eighty (80) shares of Deerfield Stock. Sladkus has good and marketable title to said shares free and clear of all liens, claims, equities, mortgages, security interests and encumbrances of any kind or nature (all of the foregoing, "Encumbrances").

                  3.1.3. OPTIONS, ETC. Deerfield has no outstanding (a) options, warrants or other rights to purchase, acquire or convert into any shares of its capital stock or other equity securities, or (b) any other agreement or right (preemptive, contractual or otherwise) to issue or sell any shares of its capital stock or other equity securities. There are no "phantom stock rights" or agreements or similar rights or agreements intended to or which confer upon any person, firm or entity ("Person") rights similar to any rights accruing to owners of shares of capital stock of Deerfield. None of the shares of Deerfield Stock were issued in violation of the Securities Act of 1933, as amended (the "Act"), or the securities or blue sky laws of any state or other jurisdiction.

                  3.1.4. NO RESTRICTIONS ON SECURITIES. Deerfield is not a party to any agreement (a) creating rights in any person with respect to shares of its capital stock, or (b) relating to the voting of shares of its capital stock on any matter.

                  3.1.5. VALIDITY, ETC. This Agreement has been duly executed and delivered by Deerfield and Sladkus, is a valid and binding obligation and agreement of each of them, enforceable in

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accordance with its terms (subject to any applicable  bankruptcy or similar laws affecting the enforcement of creditors' rights generally). The execution, delivery and performance of this Agreement (i) will not violate or result in a breach of or constitute a default under any note, mortgage, loan, contract, judgment or decree to which Deerfield or Sladkus is a party or by which either of their properties or assets are bound, (ii) will not afford any creditor of Deerfield the right to accelerate and declare at once due and payable any indebtedness of Deerfield due in installments or not yet due, and (iii) will not cause a forfeiture of any license or operating permit required to continue the operation of Deerfield's business.

                  3.1.6. TRANSACTIONS. Deerfield has not entered into and is not a party to any agreement, commitment or understanding binding upon Deerfield, except for transactions in the normal course of business, in amounts, quantities and nature which are normal and reasonable in relation to the normal and reasonable requirements of Deerfield's business as the same has been conducted heretofore and which have been fully recorded on the books and records of Deerfield.

                  3.1.7. CORPORATE PROPERTY. Sladkus has not, nor to the best of his knowledge after due inquiry has anyone else, removed from the past or current premises of Deerfield any lists, records, books, files, drawings, designs, computer software or data, or any other related property or things belonging to Deerfield. Nor does Sladkus or, to the best of his knowledge after due inquiry does anyone else, have in his/their possession or under his/their control any lists, records, books, files, drawings, designs, computer software or data, or any other related property or things belonging to Deerfield.

                  3.1.8. CONSENTS. No consent of any third party or governmental authority, and no other consent of any other person or entity is required to consummate the transactions contemplated hereby, and the execution and delivery and the performance of this Agreement and the

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transactions   contemplated   hereby  will  not  interfere  with  the  continued
operation, after the consummation of the transactions contemplated hereby, of the business in which Deerfield is engaged. The Board of Directors of Deerfield has approved the transactions contemplated by this Agreement and the execution
and  delivery   hereof.   Neither  the  execution  of  this  Agreement  nor  the
consummation of the transactions contemplated by this Agreement nor the fulfillment of or the compliance with the terms, conditions and provisions hereof, will conflict with or result in a breach of any relevant laws or of any of the terms or provisions of, or constitute a default or an event which, with notice or lapse of time or both, would constitute a default under, the Articles of Incorporation or the By-Laws of Deerfield, or any lease, license, promissory
note,  conditional  sales  contract,  commitment,   indenture,  deed  of  trust,
instrument or other agreement or order or decree to which Deerfield or Sladkus is a party or by which Deerfield's property is bound, or constitute an event which would permit any party to any such agreement or document to terminate or accelerate such agreement or document, or result in the creation or imposition of a lien, charge or Encumbrance (defined in Section 3.1.2) against any asset of Deerfield. This Agreement represents a valid and binding obligation of Sladkus and Deerfield in accordance with its terms.

                  3.1.9. CORPORATE CHARGES. Neither Sladkus nor to the best of his knowledge anyone else, has incurred any credit card or other charges for which Deerfield may be liable except for normal and reasonable charges in connection with the business of Deerfield.

                  3.1.10. CORPORATE OPPORTUNITIES AND RELATED BUSINESS. Neither Sladkus nor to the best of his knowledge anyone else, has diverted any orders or jobs from customers or prospective customers of Deerfield to Sladkus or any Person, firm or corporation, nor has Sladkus or to the best of his knowledge after due inquiry anyone else, induced any customer of Deerfield to cancel

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any order or job previously placed with Deerfield,  and Sladkus has not withheld from Deerfield any orders or jobs or prospective orders or jobs from customers or prospective customers of Deerfield. Sladkus is not an owner, shareholder, lender, director, agent, employee or consultant of any corporation, partnership or other entity that is a supplier of goods or services, a customer or a competitor to or of Deerfield, or that leases any real or personal property to Deerfield, or that otherwise does business with Deerfield.

                           3.1.11.  TAXES   AND   TAX   RETURNS.   The   amounts
established as liabilities or reserves for taxes on the Financial Statements (defined in Section 3.1.16.1) are sufficient for the payment of all federal, state and local taxes, and all employment and payroll-related taxes, including any penalties or interest thereon, whether or not based upon or measured by, in whole or in part, net income of Deerfield accrued for or applicable to all periods ended on or prior to the date of the Financial Statements. Deerfield has duly made all deposits required by law to be made with respect to employees' withholding taxes. Deerfield has duly filed with all appropriate governmental agencies and bodies, whether federal, state or local, all income, sales, license, franchise, excise, gross receipts, employment and payroll-related and real and personal property tax returns and all other tax returns which were required to be filed, all of which properly reflect the taxes owed by them for the periods covered thereby and, to the extent due, Deerfield has paid all taxes shown to be due on such returns. With respect to sales of goods and services by Deerfield, Deerfield has not received any notice of assessment or deficiency or proposed assessment by the Internal Revenue Service or any other taxing authority in connection with such tax returns which has not been satisfied in full and there is no pending tax examination of or tax claim asserted against Deerfield or any of its properties. None of the federal income tax returns of Deerfield has been audited by the Internal Revenue Service. No agreement for the extension

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of time or waiver of the statute of  limitations  for the  assessment of any tax deficiency or adjustment for any year is in effect as against Deerfield. True, correct and complete copies of all federal, state and local income and/or franchise tax returns filed by Deerfield since December 31, 1996 have previously been made available to CVE Parent. Schedule 3.1.11 sets forth a list of all jurisdictions with respect to which Deerfield files tax returns.

                  3.1.12. RETIREMENT PLANS. Deerfield maintains a Keogh plan that has never been funded. There are no other retirement or other employee benefit plans, or any employment, compensation or severance pay agreements or arrangements with respect to which Deerfield has any obligations, contingent or otherwise. Deerfield has no commitment, whether formal or informal and legally binding or not, to create any additional plan.

                  3.1.13. LITIGATION. Except as set forth in Schedule 3.1.13, there is no action, suit, claim, inquiry, proceeding or investigation by or before any court or Governmental Body pending or, to the best knowledge of Sladkus, threatened against or involving Deerfield or Sladkus, nor is there any valid basis for any such action, proceeding or investigation which could materially and adversely affect the business, operations, prospects or financial condition of Deerfield. Except as set forth in Schedule 3.1.13, Deerfield is not in default under or in violation of any agreement, commitment or restriction to which it is a party or by which it or any of its properties or assets is bound, which default or violation could materially and adversely affect its business, operations, prospects or financial condition. Except as set forth in Schedule 3.1.13, Deerfield is not subject to any judgment, order or decree.

                  3.1.14. COMPLIANCE WITH LAWS. Deerfield has complied with, and is now in compliance with, in all material respects, and the operations of Deerfield have been conducted, and are now being conducted, in all material respects, in accordance with all applicable laws, rules, regulations and other requirements of all governmental bodies having authority or jurisdiction over Deerfield. Neither Sladkus nor Deerfield has received any notification of any asserted present or past failure to comply with any such laws, rules or regulations. All licenses, permits and orders required by Deerfield to conduct its business and to sell its products and services have been obtained by Deerfield and are in effect; and there exists no outstanding notice, order or directive by any governmental authority to the effect that Deerfield has failed to comply in any respect with any law, rule, regulation or ordinance, or that a license, permit or order is required to be obtained by Deerfield. No governmental license, permit or authorization, and no registration, declaration or filing with any court, governmental authority or regulatory agency, is required as a condition for the valid and binding execution, delivery and performance of this Agreement by Sladkus, Doscher and Deerfield.

                  3.1.15.  TITLE TO ASSETS.

                           3.1.15.1. REAL  PROPERTY.   Deerfield  owns  no  real
property. The lease between Deerfield, as tenant, and Sasco 1997 Nireo LLC, as landlord, for Deerfield's former offices at 50 Broadway, Hawthorne, New York expired on October 15, 1999. Deerfield has satisfied all of its obligations under said lease, and at the time of the expiration thereof, there were no uncured defaults thereunder. Deerfield has no liability with respect to such lease.

                           3.1.15.2. TANGIBLE PERSONAL  PROPERTY.  Set  forth on
Schedule 3.1.15.2 annexed hereto is a true, accurate and complete list of all the personal property owned or leased by Deerfield as of September 30, 1999. Deerfield has good and marketable title to all of the personal property used by it, free and clear of all mortgages, security interests, pledges, liens, conditional sales agreements, charges or Encumbrances of any kind, except as set forth in the Schedule 3.1.15.2 annexed. Except as set forth in Schedule 3.1.15.2, there is no financing statement under the

Uniform Commercial Code that names Deerfield as the debtor. At the Closing, each and all of the loans set forth in Schedule 3.1.15.2 shall be eliminated so that Deerfield will own all personal property free and clear of liens, Encumbrances and charges. Except as may be otherwise set forth on Schedule 3.1.15.2, each item comprising the personal property is in good and usable condition, ordinary wear and tear excepted, fit for its intended purpose, and is owned free and clear of all interests of any kind and nature.

                           3.1.15.3. EQUIPMENT.  The equipment  of  Deerfield is
structurally sound with no known defects and is in good operating condition and repair (ordinary wear and tear excepted) and is adequate for the uses to which it is being put, and none of such equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repairs. Neither Deerfield nor Sladkus has received notification that Deerfield is in violation of any applicable law, ordinance or regulation in respect of its equipment or its operation, and, to the best of Sladkus' knowledge, there is no such violation which could have a material adverse effect on Deerfield.

                           3.1.15.4. SUFFICIENCY OF PROPERTIES  AND ASSETS.  The
properties and assets owned and leased by Deerfield include all rights, properties and other assets necessary to permit Deerfield to conduct its business in all material respects in the same manner as it is conducted as of, and has been conducted prior to, the date of this Agreement.

                           3.1.15.5. TRADEMARKS,  TRADE  NAMES  AND  COPYRIGHTS.
Schedule   3.1.15.5contains   a  true  and  complete  list  of  all  copyrights,
trademarks, trade names, licenses, patents, permits, slogans, privileges, internet domain name registrations and other similar intangible property rights and interests applied for, issued to or owned by Deerfield, or under which Deerfield is licensed or franchised, or used or useful in the conduct of its business, all of which are valid and in good standing and to the best knowledge of Sladkus and Deerfield uncontested (collectively,

"Rights"). Deerfield owns or validly licenses all Rights and other proprietary information used in the conduct of its business as currently being conducted. Deerfield has delivered to CVE Parent copies of each registration, application for registration and all contracts or agreements which evidence ownership or other interest of Deerfield of such Rights, licenses, or other authority. To the knowledge of each of Deerfield and Sladkus, Deerfield is not infringing upon or otherwise acting adversely to any trademarks, trade names, copyrights, patents, patent applications, internet domain name registrations, know-how, methods, or processes owned by any other Person or Persons, and there is no claim or action pending, or to the best knowledge of Deerfield or Sladkus threatened, with respect thereto. The consummation of the transactions contemplated hereby will enable CVE Parent to use and exploit the Rights and, to the best knowledge of Deerfield or Sladkus, no claims have been asserted by any person to the use of any such Rights, and there is no valid basis for any such claims.

                  3.1.16.  FINANCIAL STATEMENTS, ETC.

                           3.1.16.1. FINANCIAL STATEMENTS. Deerfield and Sladkus
have heretofore delivered to CVE Parent (a) Deerfield's balance sheet as of September 30, 1999 (the "Balance Sheet") and (b) Deerfield's income statement for the nine (9) months ended September 30, 1999 (the "Income Statement"). The Balance Sheet and the Income Statement, including in each case the footnotes thereto, are together referred to herein as the "Financial Statements." The Financial Statements have been prepared in accordance with Generally Accepted Accounting Principles, consistently applied throughout the periods involved, and present fairly the financial position of Deerfield as of the dates set forth and the results of its operations for the periods indicated. All of Deerfield's indebtedness, liabilities, claims and obligations (including, without limitation, liabilities for taxes of any type imposed by any jurisdiction to which either Deerfield or its assets is or was subject) as of September 30, 1999, whether contingent or otherwise, are reflected in the Balance Sheet or are described on Schedule 3.1.16.1 (the "Exception Schedule") annexed hereto and all items of Deerfield's income, expense, profit and loss are reflected in the Income Statement or are described on the Exception Schedule.

                           3.1.16.2. ABSENCE OF UNDISCLOSED LIABILITIES.  Except
as and to the extent reflected or reserved against in the Financial Statements, as of September 30, 1999, Deerfield had no liabilities or obligations, secured or unsecured (whether absolute or contingent) of a nature required to be reflected in audited financial statements, including notes thereto. Neither Deerfield nor Sladkus knows of, or has any reasonable grounds to know of, the basis for the assertion against Deerfield as of September 30, 1999 of any material claim or liability of any nature not fully reflected or reserved against in the Financial Statements or any material liability or claim of any nature arising since that date, except those incurred in the ordinary course of business.

                           3.1.16.3. ORDINARY  COURSE OF BUSINESS.  The business
of Deerfield has been operated only in the ordinary and usual course from September 30, 1999 through the date hereof.

                           3.1.16.4. ABSENCE OF CHANGES.  Deerfield's  net worth
is not less than the net worth reflected in the Financial Statements as of September 30, 1999. Except as set forth in Schedule 3.1.16.4, since September 30, 1999, there has not been (a) any material adverse change in the financial condition or in the operations, business, prospects, properties or assets of Deerfield; (b) any material damage, destruction or loss to any of the properties or assets of Deerfield, whether or not covered by insurance, which might adversely affect or impair the ability of Deerfield to conduct its business or the continuation of such business after the consummation of the transactions contemplated hereby; (c) any labor trouble or any event or condition of any character related thereto which may materially and adversely affect Deerfield's business or the continuation of such business after the consummation of the transactions contemplated hereby; (d) any declaration, setting aside or payment of any dividend or any distribution with respect to Deerfield's capital stock; (e) any redemption, purchase or other acquisition by Deerfield of any of its capital stock; (f) any contingent liability incurred by Deerfield as a guarantor or otherwise with respect to the obligations of others; (g) any mortgage, Encumbrance or lien placed upon any of the properties of Deerfield and which remain in existence on the date of this Agreement or on the Closing Date; (h) any purchase, sale or other disposition or any other agreement for the purchase, sale or disposition of any of the properties or assets of Deerfield except in the ordinary course of business; (i) any expense allowance paid Sladkus whether in the form of advance or loan except for reimbursement of expenses previously incurred or reasonable expenses incurred in the ordinary course of business.

                           3.1.16.5. CONDITIONS  AFFECTING  DEERFIELD'S BUSINESS
There are no conditions known to Deerfield or Sladkus with respect to markets, facilities, personnel, supplies or business relationships of Deerfield that may materially and adversely affect Deerfield's business or prospects.

                           3.1.16.6. ACCOUNTS  RECEIVABLE.  All  receivables for
Deerfield, as set forth on the Balance Sheet as of September 30, 1999, are valid, represent obligations for services performed prior to September 30, 1999, and were obtained in the ordinary course of business and in accordance with Deerfield's customary credit practices. Receivables of Deerfield at Closing are the same as the receivables as of September 30, 1999, excepting only additions and reductions made in the ordinary course of business after that date. CVE Parent is aware that a total of not more than $99,000 of Deerfield's accounts receivable are in collection. With the exception of said $99,000, all accounts receivable and other claims in favor of Deerfield included on the Balance Sheet or subsequently arising have been collected or are collectable. Except as set forth and detailed on the Exception Schedule, during the two years prior to the Closing Date, there have been no transactions between Deerfield and any other company or entity affiliated with Deerfield.

                  3.1.17. BANKRUPTCY. Deerfield has not filed any petition in bankruptcy, nor commenced any other proceeding for protection from creditors in the United States, any state of the United States or in any other jurisdiction, nor has any such proceeding been filed or commenced, or, to the best of Sladkus' knowledge, been threatened against Deerfield.

                  3.1.18. BROKERS. Neither Sladkus nor Deerfield has any contract with, nor is he/it under any obligation to, any broker, finder or other intermediary in connection with the transactions contemplated hereby, and he/it agrees to indemnify fully and hold Newco and CVE Parent harmless with respect to any claims asserted by any broker, finder or other intermediary who claims compensation by virtue of allegedly representing him/it.

                  3.1.19. SUBSIDIARIES. Deerfield does not own any shares of stock, or any equity or ownership interest, or any instruments convertible into an equity or ownership interest, of any other corporation, partnership, joint venture or other entity.

                  3.1.20. CORPORATE DOCUMENTS. Deerfield and Sladkus have made available to Newco and CVE Parent for examination true, correct and complete copies of the following items of Deerfield: the certificate of incorporation and any amendments thereto; the bylaws; all corporate minutes and written consents, containing all records of all meetings, actions and proceedings of Deerfield's shareholders and directors; the stock certificate book and transfer ledger; and, the corporate minute book(s); and corporate income tax returns for the years 1996, 1997 and 1998 and monthly income statements for the months ending January 31, 1998 through September 30, 1999.

                  3.1.21. RELIANCE. Deerfield and Sladkus acknowledge and agree that Newco and CVE Parent are relying upon the representations and warranties of Deerfield and Sladkus set forth herein, regardless of any independent investigation made by or on behalf of Newco or CVE Parent, and Deerfield and Sladkus agree that Newco and CVE Parent are justified in doing so.

                  3.1.22. OFFICERS, DIRECTORS; BONUSES. Schedule 3.1.22 attached hereto correctly sets forth, as of the date hereof, the names, positions, and annual compensation, including bonuses, of all officers and directors of Deerfield, together with a statement showing (a) the amount of bonuses, if any, to be paid to any other employee pursuant to any past custom, or present intention, and (b) the amount of insurance, if any, in favor of any officer or other employee. Except as set forth on Schedule 3.1.22, since September 30, 1999, there have been, and to the date of Closing there will be,
(a) no increase in the salary or other form of compensation of any of the officers, executives, employees or agents of Deerfield and no bonuses paid to such officers, executives, employees or agents, (b) no loans made to any of the officers, executives, employees or agents of Deerfield, (c) no dividends or other distributions declared or paid by Deerfield, and (d) no purchase by Deerfield of its capital stock.

                  3.1.23.  CONTRACTS AND AGREEMENTS.

                           3.1.23.1. Set  forth  on  Schedule  3.1.23.1  annexed
hereto is a true, accurate and complete list of all agreements, commitments and understandings, written or oral, to which Deerfield is party or bound, excluding employment contracts which can be terminated by Deerfield on 30 days' notice or less without a penalty or severance obligations, but including (i) labor union or collective bargaining agreements, (ii) benefit programs for Deerfield's employees, including retirement, welfare, hospitalization, surgical, dental and major medical group and individual insurance, deferred compensation, bonus, vacation pay, severance pay, or other fringe benefit arrangement, agreement, policy, practice or custom; (iii) contracts that are not terminable at will by Deerfield without penalty within 30 days of the date of this Agreement; (iv) any purchase contract or purchase commitment not in the ordinary course of business in excess of Five Thousand Dollars ($5,000.00); (v) agreements calling for the payment or receipt of royalties or license fees of any nature or which involve the license of intangible property; (vi) any lease of equipment, machinery or other personal property; (vii) any contract which would be deemed breached as a result of consummation of this Agreement (all of which together are referred to as the "Contracts").

                           3.1.23.2. Except as set forth in  Schedule  3.1.23.2,
all the Contracts are presently valid, binding and enforceable by Deerfield in accordance with their terms and are in full force and effect, and there is no material default by Deerfield or the written claim of default by any party thereto, or any threatened cancellation thereof known to Sladkus. Sladkus has heretofore delivered to CVE Parent a copy of each Contract. Deerfield is not a party to any collective bargaining agreement. Deerfield and Sladkus have no reason to believe that any of Deerfield's ten largest customers or suppliers would not do the business said customer or supplier now does with Deerfield, with CVE Parent after the consummation of the transactions contemplated hereby. There are no defaults under any Contract and, to the best of Deerfield's and Sladkus' knowledge, there are no extant circumstances that would become a default under any Contract with the giving of notice or the passage of time.

                  3.1.24. INTEREST IN CREDITORS. Excluding any interest in Deerfield, neither Sladkus nor spouse or ancestral lineal descendant of Sladkus, has any direct or indirect interest in any creditor, competitor, supplier, lessor or customer of Deerfield, other than the interests set forth in Schedule 3.1.24. 3.1.25. BANKS, SAFETY DEPOSIT BOXES. Schedule

                  3.1.25 lists the names and addresses of all banks or financial institutions in which Deerfield has an account, deposit or safety deposit box, with the names of all persons authorized to draw on these accounts or deposits or to have access to the boxes.

                  3.1.26. MINUTE BOOKS. The minute books of Deerfield reflect that no actions have been taken by its shareholders, board of directors and committees outside the ordinary course of business. Sladkus will indemnify and hold Newco and CVE Parent harmless from and against any third party liability or claim based upon or resulting from lack of formality or due corporate authorization of actions taken by Deerfield prior to the Closing.

                  3.1.27. INSURANCE. Schedule 3.1.27 contains a list (stating coverages, deductibles, self-insured retentions, co-insurance provisions and the like) of all material policies of fire, liability, worker's compensation and other forms of insurance owned or held by or covering Deerfield or all or any portion of its property, assets or employees. All such policies are in full force and effect, all billed premiums (including retrospective premiums) with respect thereto covering all periods up to and including the Closing Date have been paid and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with all requirements of law and of all agreements to which Deerfield is a party, will remain in full force and effect though the respective dates set forth in
Schedule 3.1.27 without the payment of additional premiums, and will not in any way be affected by, or terminate or lapse by reason of, the consummation of the transactions contemplated hereby. Schedule 3.1.27 identifies all risks that have been designated as being self-insured. No insurance has been canceled or refused with respect to any operations, property or assets of Deerfield, nor has the coverage of any insurance been limited by any insurance carrier which has carried, or received any application for, any such insurance during the last three years and no insurer has notified Deerfield of its intention not to renew any such insurance.

                  3.1.28. EMPLOYMENT PRACTICES. Deerfield has paid in full to its employees, agents and contractors all wages, salaries, commissions, bonuses and other direct compensation for all services performed by them, other than amounts that have not yet become payable, in accordance with Deerfield's customary practices. Deerfield is not liable for any severance pay or other payments on account of termination of any former employee. Except as set forth in Schedule 3.1.28, Deerfield is in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours. Deerfield does not have in effect, nor has it ever had in effect, any severance policy.

                  3.1.29. PERSONNEL. Schedule 3.1.29 lists (a) the current salary rates of all salaried employees of Deerfield and (b) the wage rate ranges for all non-salaried employees and officers of Deerfield by classification, including in the case of (a) and (b) all bonuses or other payments.

                  3.1.30.  STOCK RECEIVED AS INVESTMENT.

                           3.1.30.1. INVESTMENT INTENT. All shares of CVE Parent
Common Stock to be acquired by Sladkus pursuant to this Agreement are being acquired by Sladkus solely for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof. Sladkus acknowledges that he has been advised that all such shares of CVE Parent Common Stock have not been registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state or other jurisdiction and Sladkus acknowledges that such shares of CVE Parent Common Stock may not be sold or otherwise transferred unless they are registered under the Act or unless an exemption from such registration is otherwise available. Sladkus understands and agrees that all such shares of CVE Parent Common Stock shall bear a legend in substantially the following form:

         "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THESE SHARES HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR THE CORPORATION HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

                           3.1.30.2. PURCHASER LOCK-UP  AGREEMENT.  In the event
at any time CVE Parent shall have completed an initial public offering of its common stock (including the common stock of a successor corporation) and in connection therewith the underwriters shall require, as a condition to effecting such offering, the execution of "lock-up agreements" (I.E. agreements prohibiting the sale of shares of common stock by the holders thereof for a period of time), Sladkus shall promptly, and without payment of any consideration, execute the form of lock-up agreement presented by the underwriters.

                  3.1.31. DISCLOSURE. No representations or warranties by Deerfield or Sladkus in this Agreement, and no statement contained in any document, including but not limited to Financial Statements, the schedules and exhibits annexed hereto, any certificate, or any other writing furnished or to be furnished by Sladkus or Deerfield or any of its representatives pursuant to the provisions hereof or in connection with the transactions contemplated hereby, contains any untrue statement of material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading. Documents delivered or to be delivered to Newco and CVE Parent pursuant to this Agreement are or will be true and complete copies of what they purport to be.

                  3.1.32. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of Deerfield and Sladkus set forth in this Agreement shall be true from the date hereof through and including the Closing. All such representations and warranties contained in this Agreement shall survive the Closing for a period of two years from the date of the Closing.

4.       REPRESENTATIONS AND WARRANTIES OF DOSCHER

         4.1. Doscher hereby warrants and represents to and agrees with Newco and CVE Parent as follows:

                  4.1.1. OWNERSHIP OF SHARES. Doscher is the beneficial owner and holder of record of twenty (20) shares of Deerfield Stock, which represents twenty percent (20%) of the issued and outstanding Deerfield Stock. All such shares have been duly authorized and validly issued and are fully paid and non-assessable. Doscher has good and marketable title to said shares free and clear of all Encumbrances of any kind or nature. Said shares represent all of the shares of Deerfield, of any class, owned by him. Doscher acquired said shares on April 5, 1984. Since that date, his sole relationship with Deerfield has been as a passive investor. He has never been employed by or performed services for Deerfield, or in any way been active in Deerfield's business or affairs.

                  4.1.2. VALIDITY. This Agreement has been duly executed and delivered by him, is a valid and binding obligation and agreement of him, enforceable in accordance with its terms (subject to any applicable bankruptcy or similar laws affecting the enforcement of creditors' rights generally). The execution, delivery and performance of this Agreement will not violate or result in a breach of or constitute a default under any note, mortgage, loan, contract, judgment or decree to which he is a party or by which he or his properties or assets are bound.

                  4.1.3. BROKERS. Doscher does not have any contract with, nor is he under any obligation to any broker, finder or other intermediary in connection with the transactions contemplated hereby, and he agrees to indemnify fully and hold CVE Parent and Newco harmless with respect to any claims asserted by any broker, finder or other intermediary who claims compensation by virtue of allegedly representing him.

                  4.1.4. RELIANCE. Doscher acknowledges and agrees that CVE Parent and Newco are relying upon the representations and warranties of Doscher set forth herein, regardless of any independent investigation made by or on behalf of CVE Parent and Newco, and that he agrees that CVE Parent and Newco are justified in doing so.

                  4.1.5.   INVESTMENT INTENT.

                           4.1.5.1. All shares of CVE Parent  Common Stock to be
acquired by Doscher pursuant to this Agreement are being acquired by him solely for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof. Doscher acknowledges that he has been advised that all such shares of CVE Parent Common Stock have not been registered under the Act, or the securities laws of any state or other jurisdiction and Doscher acknowledges that such shares of CVE Parent Common Stock may not be sold or otherwise transferred unless they are registered under the Act or unless an exemption from such registration is otherwise available. Doscher understands and agrees that all such shares of CVE Parent Common Stock shall bear a legend in substantially the following form:

         "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY

         NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THESE SHARES HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR THE CORPORATION HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

                           4.1.5.2. PURCHASER LOCK-UP AGREEMENT. In the event at
any time CVE Parent shall have completed an initial public offering of its common stock (including the common stock of a successor corporation) and in connection therewith the underwriters shall require, as a condition to effecting such offering, the execution of "lock-up agreements" (I.E. agreements prohibiting the sale of shares of common stock by the holders thereof for a period of time), Doscher shall promptly, and without payment of any consideration, execute the form of lock-up agreement presented by the underwriters.

                  4.1.6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of Doscher set forth in this Agreement shall be true from the date hereof through and including the Closing. All such representations and warranties contained in this Agreement shall survive the Closing for a period of two years from the date of the Closing.

5.       REPRESENTATIONS AND WARRANTIES OF CVE PARENT AND NEWCO.

         5.1. Newco and CVE Parent hereby jointly and severally represent and warrant to Deerfield as follows:

                  5.1.1.   ORGANIZATION AND GOOD STANDING.

                           5.1.1.1. Newco  is  a  corporation   duly  organized,
validly existing and in good standing under the laws of the State of New York, with full corporate power and authority to conduct its business as now conducted and to own or lease and operate the assets and properties now owned or leased and operated by it.

                           5.1.1.2. CVE Parent is a corporation, duly organized,
validly existing and in good standing, under the laws of the State of Delaware and is qualified to do business in the State of New York, with full corporate power and authority to conduct its business as now conducted and to own or lease and operate the assets and properties now owned or leased and operated by it.

                           5.1.1.3. CVE  Parent  owns  100%  of the  outstanding
capital stock of Creative Visual Enterprises, Ltd., a Delaware corporation ("CVE").

                  5.1.2. CAPITALIZATION OF CVE PARENT. The total authorized capital stock of CVE Parent consists of 21,000,000 shares, of which 20,000,000 are shares of common stock, par value $0.0001 per share, and 1,000,000 are preferred stock, $.001 par value. 2,020,718 shares of common stock are issued and outstanding and no shares of preferred stock are issued. All of such issued and outstanding shares of common stock have been duly authorized and validly issued, are fully paid and non-assessable.

                  5.1.3.   VALIDITY,  ETC. This Agreement has been duly executed
and delivered by Newco and CVE Parent, is a valid and binding obligation and agreement of each of them, enforceable in accordance with its terms (subject to any applicable bankruptcy or similar laws affecting the enforcement of creditors' rights generally). The execution, delivery and performance of this Agreement (i) will not violate or result in a breach of or constitute a default under any note, mortgage, loan, contract, judgment or decree to which Newco, CVE Parent or CVE is a party or by which any of them or any of their properties or assets is bound, (ii) will not afford any creditor of Newco, CVE Parent or CVE the right to accelerate and declare at once due and payable any indebtedness of Newco, CVE Parent or CVE due in installments or not yet due, and (iii) will not cause a forfeiture of any license or operating permit required to continue the operation of Newco's, CVE Parent's or CVE's business.

                  5.1.4. CONSENTS. No consent of any third party or governmental authority, and no other consent of any other person or entity is required to consummate the transactions contemplated hereby, and the execution and delivery and the performance of the transactions contemplated by this Agreement will not interfere with the continued operation of Newco's, CVE Parent's or CVE's business. The Board of Directors of each of Newco and CVE Parent has approved the transactions contemplated by this Agreement and has approved the execution and delivery hereof. Neither the execution of this Agreement nor the consummation of the transactions contemplated by this Agreement nor the fulfillment of or the compliance with the terms, conditions and provisions hereof, will conflict with or result in a breach of any relevant laws or of any of the terms or provisions of, or constitute a default or an event which, with notice or lapse of time or both, would constitute a default under, the Articles of Incorporation or the By-Laws of Newco or CVE Parent, or any lease, license, promissory note, conditional sales contract, commitment, indenture, deed of trust, instrument or other agreement or order or decree to which Newco, CVE Parent or CVE is a party or by which Newco's, CVE Parent's, or CVE's property is bound, or constitute an event which would permit any party to any such agreement or document to terminate or accelerate such agreement or document, or result in the creation or imposition of a lien, charge or Encumbrance against any asset of Newco, CVE Parent or CVE. This Agreement represents a valid and binding obligation of Newco and CVE Parent in accordance with its terms.

                  5.1.5. RELIANCE. Newco and CVE Parent acknowledge and agree that Deerfield, Sladkus and Doscher are relying upon the representations and warranties of Newco and CVE Parent set forth herein, regardless of any independent investigation made by or on behalf of Deerfield, Sladkus or Doscher, and Newco and CVE Parent agree that they are justified in doing so.

                  5.1.6. DISCLOSURE. No representations or warranties by Newco and CVE Parent and no statement contained in any document, including but not limited to any certificate, or any other writing furnished or to be furnished by Newco or CVE Parent or any of its representatives pursuant to the provisions hereof or in connection with the transactions contemplated hereby, contains any untrue statement of material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading. Documents delivered or to be delivered to Deerfield pursuant to this Agreement are or will be true and complete copies of what they purport to be.

                  5.1.7. BROKERS. Neither Newco, CVE Parent nor CVE has a contract with or is under an obligation to, any broker, finder or other intermediary in connection with the transactions contemplated hereby, and each of Newco and CVE Parent agrees to indemnify fully and hold harmless Deerfield, Sladkus and Doscher with respect to any claims asserted by any broker, finder or other intermediary.

                  5.1.8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of Newco and CVE Parent set forth in this Agreement shall be true from the date hereof through and including the Closing. All such representations and warranties of Newco and CVE Parent contained in this Agreement shall survive the Closing for a period of two years from the date of the Closing.

6.       PRE-CLOSING COVENANTS OF DEERFIELD, SLADKUS AND DOSCHER.

         6.1. STOCKHOLDERS APPROVAL. Sladkus and Doscher hereby covenant and agree to vote their Deerfield Stock in favor of the adoption of the Merger and the transactions contemplated by this Agreement.

         6.2. ACCESS TO BOOKS AND RECORDS. From the date hereof until the Closing Date, Deerfield and Sladkus shall permit the officers, accountants, attorneys and other representatives of Newco and CVE Parent, upon reasonable prior notice, to enter upon Deerfield's premises and have access to, examine and, at Newco's and CVE Parent's expense, make copies of the books, records and files of Deerfield and furnish Newco and CVE Parent with such information as Newco and CVE Parent may reasonably request. All such inspections shall be made with due regard for the operation of Deerfield. It is acknowledged that any examination, inquiry, or investigation made by or on behalf of Newco and CVE Parent, whether prior or subsequent to the date hereof, shall not in any way alter the representations and warranties made by Deerfield, Sladkus or Doscher in this Agreement or the survival of such representations and warranties at Closing.

         6.3. CONDUCT OF THE BUSINESS. From the date hereof until the Closing Date, Deerfield shall, and Sladkus shall cause Deerfield to, actively and to the best of its management's ability conduct its business in the same manner and under the same business policies as prior to the date hereof, and to cause Deerfield to preserve its relationships with its business suppliers and customers. During such period, Deerfield shall not, and Sladkus shall ensure that Deerfield does not, unless authorized in writing by Newco and CVE Parent:

                  6.3.1. Issue or sell any capital stock, notes (including notes to finance equipment purchases without Newco's and CVE Parent's prior written consent to each such equipment purchase), bonds or other securities or any option to purchase the same or enter into any agreement with respect thereto, or acquire any stock of any corporation or any interest in any business entity;

                  6.3.2. Declare, set aside or make any dividend or other distribution on its capital stock or redeem, purchase or acquire any shares thereof or enter into any agreement in respect of the foregoing;

                  6.3.3. Create, incur, pledge, or grant or suffer to exist, any lien or other Encumbrance or charge on any of its assets or properties, tangible or intangible, including those to finance the purchase or leasing of equipment unless Newco and CVE Parent shall give their prior written consent to each such equipment purchase or lease;

                  6.3.4. Incur any obligation or liability (absolute or contingent) not within the ordinary course of business and consistent with past practices, or pay any liability or obligation (absolute or contingent), other than incurred in the ordinary course of Deerfield's business;

                  6.3.5. Enter into, renew, extend, amend or modify any contract, commitment or transaction other than in the ordinary course of business and consistent with past practices;

                  6.3.6. Amend Deerfield's Certificate of Incorporation or By-Laws;

                  6.3.7. Sell, exchange or otherwise dispose of any assets of Deerfield, except in the ordinary course of the business and consistent with past practices;

                  6.3.8.   Create,   modify  or  terminate  any  corporate  bank
account, power of attorney or safety deposit box;

                  6.3.9. Agree to pay, conditionally or otherwise, any pension or any severance pay to any director, officer, agent, or employee under any existing pension plan or otherwise, or increase the compensation paid by it at the date hereof to any of its officers or employees, except to the extent obligated to do so by existing plans or other commitments that have been fully disclosed to Newco and CVE Parent prior to the date hereof, and except that Deerfield may increase the annual salary of Iyhan Sulcevski, Deerfield's office manager, from $27,000 to not more than $30,000.

                  6.3.10. Amend any collective bargaining agreement to which Deerfield is a party or is subject, except to the extent that such agreement expires and/or is negotiated by or through any trade association or similar organization.

                  6.3.11. Make any capital expenditures or capital additions or betterments except as may be involved in ordinary repairs, maintenance, and replacements.

                  6.3.12. Create or incur any indebtedness, whether funded or not, except unsecured liabilities incurred in the ordinary course of business.

         6.4. PRESERVATION OF ASSETS. From the date hereof until the Closing Date, Deerfield shall keep its assets and properties in the same state of repair as they are on the date hereof, normal wear and tear excepted, and use its best efforts to retain the services of its employees, and preserve for Newco and CVE Parent the goodwill of its customers, licensors, lessors, vendors and suppliers and others having business relations with it and will operate its business only in the ordinary course.

         6.5. SATISFACTION OF CONDITIONS. During the period from the date hereof until the Closing, Sladkus shall use his best efforts to cause the satisfaction of the conditions to the obligations of Newco and CVE Parent set forth in Section 8.1 hereof.

7.       [INTENTIONALLY OMITTED]

8.       CONDITIONS PRECEDENT TO THE OBLIGATIONS OF NEWCO AND CVE PARENT.

         8.1. The obligations of Newco and CVE Parent pursuant to this Agreement are subject to the satisfaction and fulfillment of each of the following conditions, provided, however, that Newco and CVE Parent may, in their sole discretion, waive any of such conditions and proceed with the transactions contemplated hereby:

                  8.1.1. BOARD OF DIRECTORS' APPROVAL. The Merger and the transactions contemplated by this Agreement shall have been approved and ratified by all necessary and appropriate corporate proceedings required under the applicable provisions of the laws of the State of New York;

                  8.1.2. REPRESENTATIONS AND WARRANTIES, ETC. All of the representations and warranties of Deerfield, Sladkus and Doscher contained herein shall be true and correct as if made on and as of the Closing Date, and there shall be delivered to Newco and CVE Parent at the Closing a certificate, in form and substance satisfactory to Newco and CVE Parent and its counsel, duly executed by Sladkus, Doscher and Deerfield to that effect. All of the covenants in this Agreement to be complied with and performed by Sladkus, Doscher and/or Deerfield on or before the Closing Date, including the covenants set forth in
Article 6, shall have been complied with and performed.

                  8.1.3. STOCK CERTIFICATES. The stock certificates for the shares of Deerfield Stock owned by Sladkus and Doscher shall have been delivered at the Closing in accordance with this Agreement, together with duly executed stock powers therefor.

                  8.1.4. GOOD STANDING. At the Closing, Sladkus and Doscher shall deliver to Newco and CVE Parent a good standing certificate from the Secretary of State of the State of New York, as of a recent date, showing Deerfield to be duly organized, validly existing and in good standing under the laws of the State of New York.

                  8.1.5. All terms, conditions and covenants to be complied with by Sladkus, Doscher and/or Deerfield on or before the Closing Date shall have been fully complied with or performed in all material respects.

                  8.1.6. The business of Deerfield shall not have been adversely affected in any material way, whether or not insured against. Further, none of Deerfield's ten largest customers or suppliers shall have ceased or indicated any intention to cease doing business with Deerfield or indicated any intention not to do business with CVE Parent after the consummation of the transactions contemplated hereby.

                  8.1.7. This Agreement and the transactions contemplated herein and hereby shall have been duly and validly authorized, approved, and adopted by the Board of Directors and the Shareholder of Newco and the Board of Directors of CVE Parent in accordance with the requirements of applicable law.

                  8.1.8. No suit, action or other proceeding shall be threatened or pending before any court or governmental agency which is likely to result in the restraint, prohibition, or the obtaining of material damages or other relief in connection with this Agreement or the consummation of the transactions contemplated herein.

                  8.1.9. Newco and CVE Parent shall have received an opinion, in form and content satisfactory to Newco and CVE Parent and their counsel, from Young & Moriwaki, LLP, counsel for Deerfield, Sladkus and Doscher, to the effect that:

                           8.1.9.1. Deerfield is a corporation  duly  organized,
validly existing and in good standing under the laws of the State of New York. Deerfield has all requisite corporate power and authority to carry on its business as it is now conducted and to own and use its properties in connection therewith.

                           8.1.9.2. The  authorized  capital  stock of Deerfield
consists of 200 shares of common stock, of which 100 are issued and outstanding and no shares are held in the treasury of Deerfield. All of the issued and outstanding shares of capital stock of Deerfield are (i) duly authorized, validly issued, fully paid and nonassessable, (ii) are held of record as follows: Daniel Sladkus, 80 shares, and William G. Doscher, 20 shares, and (iii) are free and clear of all preemptive rights, liens, encumbrances, charges and assessments. To counsel's knowledge, there are no outstanding or authorized (i) options, warrants, rights, contracts, calls, rights, puts, rights to subscribe, conversion rights or other agreements or commitments to which Deerfield is a party or which are binding upon Deerfield providing for the issuance, disposition or acquisition of any of its capital stock, (ii) stock appreciation, phantom stock or similar rights with respect to Deerfield, or
(iii) agreements, voting trusts, proxies, or understandings with respect to the voting of any shares of capital stock of Deerfield.

                           8.1.9.3. Deerfield,  Sladkus  and  Doscher  have  all
requisite power and authority to execute and deliver the Agreement and to perform their obligations thereunder. The Agreement has been duly and validly executed and delivered by Deerfield, Sladkus and Doscher and constitutes a valid and binding obligation of them, enforceable against them in accordance with its terms, except as such enforceability may be subject to or affected by applicable bankruptcy, insolvency, reorganization, moratorium, usury, fraudulent transfer or other laws relating to or affecting the rights and remedies of creditors generally.

                           8.1.9.4. Neither  the   execution   and  delivery  by
Deerfield, Sladkus and Doscher of this Agreement, nor the consummation by Deerfield, Sladkus and Doscher of the transactions contemplated hereby (i) requires on the part of Deerfield, Sladkus or Doscher any filing with, or permit, authorization, consent or approval of, any governmental entity which has not been filed or obtained, or (ii) conflicts with, results in a breach of, constitutes (with or without due notice or lapse of time or both) a default under, results in the acceleration of, creates in any party the right to accelerate, terminate, modify or cancel or requires any notice, consent or waiver (which has not been obtained) under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture or other agreement or instrument known to counsel to which Deerfield, Sladkus or Doscher is a party or by which Deerfield, Sladkus or Doscher is bound or to which any of their respective assets is subject.

                  8.1.10. That no material transactions shall have been entered into by Deerfield other than transactions in the usual course of business between September 30, 1999 and the Closing Date or other than as referred to in this Agreement, except with the written consent of Newco and CVE Parent; that none of the properties or assets of Deerfield shall have been sold or otherwise disposed of other than in the usual course of business during such period, except with the written consent of Newco and CVE Parent; and that Deerfield during such period shall have performed and complied with the other provisions and conditions of this Agreement on its part to be performed and complied with.

                  8.1.11.  The  following  shall  have  been  delivered  to  CVE
Parent:

                           8.1.11.1. Resignations of all officers, directors and
shareholders of Deerfield, to be effective immediately following the Closing;

                           8.1.11.2. General releases by all officers, directors
and shareholders of Deerfield of any liability of Deerfield to them or any claim which they may have against Deerfield;

                           8.1.11.3. The  minute  books,   stock  record  books,
corporate seal and other books and records of Deerfield;

                           8.1.11.4. A  general   release  by   Geoffrey   Minte
("Minte"), a former shareholder of Deerfield, of any liability of Deerfield to him for any claim which he may have against Deerfield.

                  8.1.12 Sladkus and CVE Parent or an affiliate of CVE Parent shall have executed and delivered to each other an Employment Agreement, such Employment Agreement to be in a form substantially similar to that provided in Exhibit B. Such Employment Agreement shall provide for a term of five (5) years commencing on the Closing Date.

9.       CONDITIONS  PRECEDENT  TO THE  OBLIGATIONS  OF  DEERFIELD,  SLADKUS AND
         DOSCHER.

         9.1. The obligations of Deerfield, Sladkus and Doscher under this Agreement shall be subject to the satisfaction and fulfillment of the following conditions, any or all of which may be waived by Deerfield, Sladkus and/or Doscher at their sole discretion:

                  9.1.1. REPRESENTATIONS AND WARRANTIES, ETC. All of the representations and warranties of Newco and CVE Parent contained herein shall be true and correct as if made on and as of the Closing Date, and there shall be delivered to Deerfield, Sladkus and Doscher at the Closing a certificate, in form and substance satisfactory to Deerfield, Sladkus, Doscher and their counsel, duly executed by Newco and CVE Parent, to that effect.

                  9.1.2. All terms, conditions and covenants to be complied with by Newco and CVE Parent on or before the Closing Date shall have been fully complied with or performed in all material respects.

                  9.1.3. This Agreement and the transactions contemplated herein and hereby shall have been duly and validly authorized, approved, and adopted by the Board of Directors and Shareholder of Newco and by the Board of Directors of CVE Parent in accordance with the requirements of applicable law.

                  9.1.4. No suit, action or other proceeding shall be threatened or pending before any court or governmental agency which is likely to result in the restraint, prohibition, or the obtaining of material damages or other relief in connection with this Agreement or the consummation of the transactions contemplated herein.

                  9.1.5. Deerfield, Sladkus and Doscher shall have received an opinion, in form and content satisfactory to Sladkus, Doscher and their counsel, from Andrew N. Karlen, counsel for Newco and CVE Parent, to the effect that: each of Newco and CVE Parent is a duly organized and existing corporation in good standing under the laws of their respective state of incorporation and that CVE Parent is authorized to do business in New York; the shares of common stock of CVE Parent being issued hereunder are validly issued, fully paid and non-assessable, and such shares are free and clear of all liens, Encumbrances, charges and assessments; this Agreement has been duly executed and delivered by Newco and CVE Parent and constitutes the legal, valid, and binding obligation of Newco and CVE Parent, enforceable in accordance with its terms.

                  9.1.6. REQUIRED ITEMS. CVE Parent shall have delivered to Sladkus and Doscher certificates representing an aggregate of 5,810 shares of CVE Parent stock

                  9.1.7. Sladkus and CVE Parent or an affiliate of CVE Parent shall have executed and delivered to each other an Employment Agreement, such Employment Agreement to be in a form substantially similar to that provided in Exhibit B. Such Employment Agreement shall provide for a term of five (5) years commencing on the Closing Date.

10.      INJUNCTIVE RELIEF.

         10.1. The parties hereto recognize that irreparable damage will result to the parties if any of the parties fails or refuses to perform their obligations under this Agreement, and that the remedy at law for any such failure or refusal will be inadequate. Accordingly, in addition to any other remedies and damages available (none of which remedies or damages are hereby waived), the parties shall be entitled, in such event, to injunctive and other equitable relief, including without limitation, specific performance.

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


11.      INVALIDITY AND SEVERABILITY.

         11.1. If any provisions of this Agreement are held invalid or unenforceable, such invalidity or unenforceability shall not affect the other provisions of this Agreement and, to that extent, the provisions of this Agreement are intended to be and shall be deemed severable.

12.      MUTUAL INDEMNIFICATIONS.

         12.1. INDEMNIFICATION BY DEERFIELD AND SLADKUS. Deerfield and Sladkus shall indemnify and hold Newco and CVE Parent harmless from and against any and all losses, claims, demands, expenses, costs, obligations, damages and liabilities, including interest, penalties (and further including, but not limited to, the costs of investigation and defense, reasonable attorney's fees and appellate fees and costs), which Newco and CVE Parent may incur, suffer or sustain, which arise, result from or relate to (i) any inaccuracy in any of the representations and warranties of Deerfield, Sladkus or Doscher in this Agreement (including the annexed schedules and exhibits) or any actions, omissions or statements or acts inconsistent with any such representations or warranties, (ii) breach by Deerfield, Sladkus or Doscher of any covenant, representation, warranty or agreement herein or hereunder, (iii) all debts, claims or liabilities of whatever nature of Deerfield incurred prior to or as of the Closing Date and not reflected on the Balance Sheet or on the Exception Schedule, (iv) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses incident to any of the matters set forth in this Section 12.1 including those incurred in connection with actions brought to recover from Sladkus pursuant to this Section 12.1, or (v) any claim by Minte against Deerfield, Sladkus, Doscher, Newco or CVE Parent, including but not limited to any claim that relates to or arises from this Agreement or the transactions contemplated hereby.

         12.2. INDEMNIFICATION BY DOSCHER. Doscher shall indemnify and hold Newco and CVE Parent harmless from and against any and all losses, claims, demands, expenses, costs, obligations, damages and liabilities, including interest, penalties (and further including, but not limited to, the costs of investigation and defense, reasonable attorney?s fees and appellate fees and costs), which CVE Parent may incur, suffer or sustain, which arise, result from or relate to (i) any inaccuracy in any of the representations and warranties of Doscher in this Agreement (including the annexed schedules and exhibits) or any actions, omissions or statements or acts inconsistent with any such representations or warranties,
(ii) breach by Doscher of any covenant, representation, warranty or agreement herein or hereunder, (iii) all debts, claims or liabilities of whatever nature of Deerfield incurred prior to or as of the Closing Date and not reflected on the Balance Sheet or the Exception Schedule, or (iv) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses incident to any of the matters set forth in this Section 12.2 including those incurred in connection with actions brought to recover from Doscher pursuant to this Section 12.2, but excluding any claim by Minte against Deerfield, Sladkus, Doscher, Newco or CVE Parent.

         12.3. INDEMNIFICATION BY NEWCO AND CVE PARENT. Newco and CVE Parent shall indemnify and hold Sladkus, Doscher and Deerfield harmless from and against any and all losses, claims, demands, expenses, costs, obligations, damages and liabilities, including interest, penalties (and further including, but not limited to, the costs of investigation and defense, reasonable attorney's fees and appellate fees and costs), which Deerfield, Sladkus or Doscher may incur, suffer or sustain, which arise, result from or relate to (i) any inaccuracy in any of the representations and warranties of Newco and CVE Parent in this Agreement (including the annexed schedules and exhibits) or any actions, omissions or statements or acts inconsistent with any such representations or warranties, (ii) breach by Newco and CVE Parent of any covenant, representation, warranty or agreement herein or hereunder, (iii) any and all actions, suits,

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


proceedings, claims, demands, assessments, judgments, costs and expenses incident to any of the matters set forth in this Section 12.3 including those incurred in connection with actions brought to recover from Newco and CVE Parent pursuant to this Section 12.3.

13.      TERMINATION.

         13.1. This Agreement may be terminated at any time prior to the Effective Date, whether before or after approval by the stockholders of Deerfield, by mutual consent of the Board of Directors of Deerfield and the Board of Directors of Newco.

14.      MISCELLANEOUS.

         14.1. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to be effective only if delivered by hand or mailed by prepaid registered or certified mail, return receipt requested, or sent by Federal Express or a like overnight courier service for delivery on the next business day to the parties at their addresses set forth above, or to such other address as each party may specify by written notice to the other from time to time in accordance with the terms of this section, with a copy sent in the same manner as said notice was given to the party to:

                           Young & Moriwaki, LLP
                           777 Third Avenue, 19th Floor
                           New York, New York 10017, and

                           Andrew N. Karlen, Esq.
                           The Inns of Court
                           99 Court Street
                           White Plains, New York 10601

Such notices, requests, demands, and other communications hereunder shall be deemed to have been duly given upon such personal delivery (or on the date such personal delivery is first refused by the other party) or on the date three (3) days after the date postmarked by the United States

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


Post Office, or on the next business day after deposited with Federal Express or a like overnight courier service in a properly addressed prepaid wrapper for delivery on the next business day, as the case may be.

         14.2. BENEFITS, ETC. The rights created by this Agreement shall inure to the benefit of, and the obligations created hereby shall be binding upon, the successors, heirs and permitted assigns, if any, of the respective parties hereto.

         14.3. ENTIRE AGREEMENT; CHANGES. This Agreement and the Exhibits and Schedules annexed hereto, and the instruments delivered in accordance herewith constitute the entire agreement among the parties and supersede all prior agreements and understandings, written or oral, among the parties relating to the subject matter hereof. This Agreement may be modified, amended or supplemented only by a writing signed by the party against whom enforcement of such modification, amendment or supplement is sought.

         14.4. ASSIGNMENT. Newco, CVE Parent, Sladkus and Doscher may not assign their respective rights, or delegate their respective duties hereunder, except that Newco and CVE Parent shall each have the right to assign their rights and delegate their duties hereunder to any successor corporation, limited liability company or any other entity that results from a merger, consolidation, reorganization or business combination to which Newco or CVE Parent, as the case may be, is a party.

         14.5. WAIVER. Waiver by any party of a breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach by such other party. The failure of any party hereto to take any action by reason of such breach shall not deprive such party of the right to take action at any time while such breach continues.

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


         14.6. GOVERNING LAW. This Agreement and all amendments hereof and waivers and consents hereunder shall be governed by and construed under the laws of the State of New York without regard to the conflicts of law principles thereof.

         14.7. JURISDICTION. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought and litigated only in the Supreme Court of the State of New York, County of Westchester, or the United States District Court for the Southern District of New York (White Plains Division if permitted by the court) and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein.

         14.8. RESPONSIBILITY FOR A REORGANIZATION STRUCTURE. The Merger is intended to qualify as a tax-free reorganization. Structuring the transactions contemplated by this Agreement and Plan of Merger to satisfy the requirements of Internal Revenue Code ss.368(a)(1)(A) is the sole responsibility of Deerfield, Sladkus and Doscher. In no event shall Newco or CVE Parent incur any liability or responsibility to Deerfield, Sladkus or Doscher as a result of a determination at any time that the transactions contemplated by this Agreement do not or did not satisfy the requirements of Internal Revenue Code ss.368(a)(1)(A).

         14.9. EXPENSES. Deerfield, Sladkus and Doscher shall each bear their own expenses incident to the preparation, negotiation, execution and delivery of this Agreement.

         14.10. CAPTIONS. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this Agreement.

         14.11. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

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


         14.12. GENDER AND NUMBER. All references in this Agreement to the masculine gender shall include the feminine and neuter genders, and vice versa, and all references to the singular shall include the plural, and vice versa.


         14.13. CONTINUITY AND FURTHER ASSURANCES. On and after the Closing, Deerfield, Sladkus and Doscher agree to cooperate with Newco and CVE Parent and provide their best efforts to assist Newco and CVE Parent in connection with the continuity and smooth transition of Deerfield's business. At any time or from time to time after the Closing, Sladkus and Doscher shall, at the request of Newco and CVE Parent, take all actions necessary to put Newco and CVE Parent in actual possession and control of Deerfield's business and shall execute and deliver such further instruments of sale, conveyance, transfer, assignment and consent and take such other action as Newco and CVE Parent may reasonably request in order to more effectively consummate the transactions contemplated hereby or assist Newco and CVE Parent in exercising their rights with respect thereto.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       DEERFIELD VIDEO PRODUCTIONS, INC.
                                       (A New York Corporation)

                                       By:    /s/ DANIEL SLADKUS
                                             -----------------------------------
                                             Daniel Sladkus, President

                                                /s/ DANIEL SLADKUS
                                             -----------------------------------
                                             Daniel Sladkus, Individually

                                                /s/ WILLIAM G. DOSCHER
                                             -----------------------------------
                                             William G. Doscher, Individually

                                       VIRTUAL EDUCATION CORPORATION .
                                       (A Delaware Corporation)

                                       By:    /s/ WILLIAM K. GROLLMAN
                                             -----------------------------------
                                              William K. Grollman, President


                                       DEERFIELD ACQUISITION CORP.
                                       (A New York Corporation)

                                       By:    /s/ WILLIAM K. GROLLMAN
                                             -----------------------------------

                                   EXHIBIT A-1

                                    DIRECTORS

                             Dr. William K. Grollman
                             Jack Fingerhut
                             Allen Pesky

                                   EXHIBIT A-2

                                    OFFICERS

       Dr. William K. Grollman     President and Chief Executive Officer
       Jack Fingerhut              Executive Vice President and Secretary


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